Supplement dated February 2, 2024,

to the Initial Summary Prospectus, Updating Summary Prospectus, and Prospectus

dated May 1, 2023, for the Protective Executive Benefits Registered VUL policies issued by
Protective Life Insurance Company
Protective COLI VUL

Supplement dated February 2, 2024,
to the Initial Summary Prospectus, Updating Summary Prospectus, and Prospectus
dated May 1, 2023, for the Protective Executive Benefits Registered VUL NY polices issued by
Protective Life and Annuity Insurance Company
Protective NY COLI VUL

This Supplement amends certain information in your variable life insurance policy (“Policy”) prospectus (the “Prospectus”). Please read this Supplement carefully and keep it with your Prospectus for future reference.

Important Notice Regarding the Reorganization of Several American Century Variable Portfolios

The Board of Directors of American Century Variable Portfolios, Inc. (“ACVP”) approved an agreement and plan of reorganization of certain ACVP portfolios (the “Acquired Funds”) into a newly organized series (the “Acquiring Funds”) of Lincoln Variable Insurance Portfolios (“LVIP”) that are substantially similar to the Acquired Funds (the “Reorganizations”). The Reorganizations are subject to approval and will be submitted to Acquired Fund shareholders for their consideration at a special shareholder meeting to be held on or about April 4, 2024. If approved, the Reorganizations are expected to take place on or about the close of business on April 26, 2024 (the “Closing Date”). The list of Acquired Funds and corresponding Acquiring Funds is shown in the table below:

ACVP– Acquired Funds	LVIP - Acquiring Funds
American Century Investments® VP Capital Appreciation Fund	LVIP American Century Capital Appreciation Fund*
American Century Investments® VP Mid Cap Value Fund	LVIP American Century Mid Cap Value Fund*
American Century Investments® VP Ultra® Fund	LVIP American Century Ultra Fund*
American Century Investments® VP Value Fund	LVIP American Century Value Fund*

*After Reorganization into the Acquiring Funds on April 26, 2024, the LVIP American Century funds will be closed to new investors.

Shareholders of each Acquired Fund will vote separately on each Reorganization, and a Reorganization will only occur if approved. On the Closing Date, after the close of business, your Policy Value in the Sub-Account invested in each Acquired Fund at the time of the Reorganization will become invested in the Sub-Account that invests in the corresponding class of an Acquiring Fund, and the Acquired Funds will liquidate, cease operations, and will no longer be available for investment.

A combined Proxy Statement/Prospectus will be sent to Policy Owners invested in the Acquired Funds requesting their vote on the proposal, which will include a full discussion of the Reorganizations and the factors the Board of Directors considered in approving the proposal.

Your rights and obligations under the Policy and your Policy Value will not change as a result of the Reorganizations. The fees and charges under the Policy will not change and there are no tax consequences to you as a result of the Reorganization.

*       *       *

As of the Closing Date, this Supplement amends your Prospectus by removing all references to the Acquired Funds as investment options under the Policy. As of the Closing Date, the Acquiring Funds will be added as investment options under your Policy.

If you have any questions regarding this Supplement or if you wish to receive prospectuses for the Acquired Funds, or other Funds available under your Policy, contact us by writing or calling Protective Life at P.O. Box 292 Birmingham, AL 35201-0292 or toll free at 800-265-1545. You may also obtain Acquired Fund and other Fund prospectuses online at www.protective.com/productprospectus by selecting your Policy then “Investment Options.” Please work with your financial representative to determine if your existing allocation instructions should be changed before or after the Closing Date.